PREPARED BY AND RETURN TO:
                                   Cravath, Swaine & Moore
                                   Worldwide Plaza
                                   825 Eighth Avenue
                                   New York, New York 10019
                                   Attention:  Gary R. Eisenman, Esq.





                              AMENDED AND RESTATED MORTGAGE,

                                    SECURITY AGREEMENT

                            AND ASSIGNMENT OF LEASES AND RENTS

                                Dated as of August 3, 1994

                                          between

                                    ECKERD CORPORATION

                                        Mortgagor,

                                            and

                                       CHEMICAL BANK

                                         Mortgagee

               THIS MORTGAGE AMENDS AND RESTATES THAT CERTAIN
MORTGAGE,
               SECURITY AGREEMENT AND ASSIGNMENT OF RENTS AND LEASES
DATED
               JUNE 14, 1993.  PROPER DOCUMENTARY STAMP AND
INTANGIBLE
               TAXES WERE PAID IN CONNECTION WITH THE ORIGINAL 1993 TRANSACTION AS EVIDENCED BY THE CLERK ON THAT CERTAIN DOCUMENT RECORDED AT O.R. BOOK 8307, PAGE 1036 OF THE
PUBLIC
               RECORDS OF PINELLAS COUNTY, FLORIDA.  THIS MORTGAGE
CONTAINS
               A LIMITATION ON THE AMOUNT OF INDEBTEDNESS SECURED
HEREUNDER
               EQUAL TO $14,886,630.


                                   AMENDED AND RESTATED
               MORTGAGE, SECURITY AGREEMENTAND ASSIGNMENT OF LEASES
AND
               RENTS

                                   THIS AMENDED AND RESTATED
MORTGAGE,
                              SECURITY AGREEMENT AND ASSIGNMENT OF
LEASES
                              AND RENTS dated as of August 3, 1994
(which
                              amends and restates that certain
mortgage
                              dated as of June 14, 1993(this
"Mortgage"),
                              by ECKERD CORPORATION, formerly known
as Jack
                              Eckerd Corporation, a Delaware
corporation,
                              having an office at 8333 Bryan Dairy
Road,
                              Largo, Florida 34647 (the "Mortgagor"),
to
                              CHEMICAL BANK, a New York banking
corporation
                              ("Chemical"), having an office at 270
Park
                              Avenue, New York, New York 10017, as
                              Collateral Agent for the Secured
Parties (as
                              defined herein)(in such capacity, the
                              "Mortgagee").


               WITNESSETH THAT:
                         A.  The Mortgagor as the Borrower (such term
and
               each other capitalized term used herein but not
defined
               herein shall have the meaning given to such term in
the
               Credit Agreement (as defined herein)), has entered
into an
               amended and restated credit agreement dated as of the
date
               hereof of the credit agreement dated as of June 14,
1993
               (the "1993 Agreement"), (such amended and restated credit
               agreement, as amended or modified from time to time, the
               "Credit Agreement"), with the financial institutions party thereto, as lenders (the "Lenders"), Chemical and NationsBank of Florida, N.A., a national banking association
               ("NationsBank"), as managing agents and swingline lenders
               (in such latter capacity, each a "Swingline Lender") and
               Chemical, as administrative agent (in such capacity, the
               "Administrative Agent").

                         B.  Pursuant to the Credit Agreement the
Lenders
               have agreed to extend credit in order to enable the Mortgagor to borrow on a term basis, Term Loans in an aggregate principal amount not to exceed $500,000,000.

                         C.  On the Restatement Date, Term Borrowings
shall
               be used solely to continue or convert all term loans outstanding under the 1993 Credit Agreement.

                         D. The obligations of the Lenders under the Credit Agreement are conditioned upon, among other things,
               the execution and delivery by the Mortgagor of this Mortgage, in the form hereof, to secure (a) the due
and
               punctual payment of (i) the principal of and premium, if
               any, and interest (including interest accruing during the
               pendency of any bankruptcy, insolvency, receivership or
               other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Term Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other
               monetary obligations, including fees, costs, expenses and
               indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of
               whether allowed or allowable in such proceeding) of the
               Borrower to the Secured Parties under the Credit
Agreement,
               this Mortgage and the other Loan Documents, to which the
               Borrower is or is to be a party, (b) the due and punctual
               performance of all covenants, agreements, obligations and
               liabilities of the Borrower under or pursuant to the Credit
               Agreement, this Mortgage and the other Loan Documents and
               (c) unless otherwise agreed upon in writing by the applicable Lender, all obligations of the Borrower, monetary
               or otherwise, under each Rate Protection Agreement entered into with any Lender, whether pursuant to Section 6.11 of
               the Credit Agreement or otherwise (all the obligations referred to in this clause (c) and in the preceding clauses (a) and (b) being referred to, collectively, as the
               "Obligations").
                         E.  Pursuant to the requirements of the
Credit
               Agreement, the Mortgagor is entering into this Mortgage to create a security interest in the Mortgaged Property
(as
               defined herein) to secure the performance and payment by the
               Mortgagor of the Obligations. The Credit Agreement also
               requires the granting by Mortgagor of mortgages (the
"Other
               Mortgages") that create security interests in certain Mortgaged Properties other than the Mortgaged Property to
               secure the performance by the Mortgagor of the Obligations.
               Granting Clauses

                         NOW, THEREFORE, IN CONSIDERATION OF the
foregoing
               and in order to secure the (a) due and punctual payment and performance of the Obligations by the Mortgagor, (b) the due and punctual payment by the Mortgagor of all taxes and insurance premiums relating to the Mortgaged Property
and
               (c) all disbursements made by Mortgagee for the payment of taxes or insurance premiums, all fees, expenses or advances in connection with or relating to the Mortgaged
Property,
               and interest on such disbursements and other amounts with
               respect to the Term Loans not timely paid in accordance with the terms of the Credit Agreement, this Mortgage and the
               Loan Documents, Mortgagor hereby assigns and conveys as
               security, grants a security interest in, hypothecates, mortgages, pledges and sets over unto Mortgagee, with mortgage covenants, all the following described property
               (the "Mortgaged Property") whether now owned or held or
               hereafter acquired; provided, however, that the maximum
               amount secured by this Mortgage in the State of Florida upon recordation or upon any contingency which may be secured
               hereby at any time hereafter is $14,886,630:

                         (1) all of the Mortgagor's right, title and
                    interest in all the fee estate in the land more particularly described on Exhibit A hereto (the "Land"), together with all rights appurtenant thereto,
                    including the easements over certain other adjoining
                    land granted by any easement agreements, covenant or
                    restrictive agreements and all air rights, mineral
                    rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also
                    together with all of the other easements, rights, privileges, interests, permits, hereditaments and appurtenances thereunto belonging or in anywise appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Mortgagor therein and in the streets and ways adjacent thereto,
                    either in law or in equity, in possession or expectancy, now or hereafter acquired (the "Premises");

                         (2) all of the Mortgagor's right, title and
                    interest in all buildings, improvements, structures,
                    paving, parking areas, walkways and landscaping now or
                    hereafter erected or located upon the Land, and all
                    legal fixtures of every kind and type affixed to the
                    Premises or attached to or forming part of any structures, buildings or improvements and replacements
                    thereof now or hereafter erected or located upon the
                    Land (the "Improvements");

                         (3) all of Mortgagor's right, title and
interest
                    in all apparatus, movable appliances, building materials, equipment, fittings, furnishings, furniture,
                    machinery and other articles of tangible personal property of every kind and nature, and replacements
                    thereof, now or at any time hereafter owned by Mortgagor and placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Improvements or the Premises, including all of Mortgagor's books and records relating
                    thereto and including all pumps, tanks, goods, machinery, tools, equipment, lifts (including fire
                    sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring,
                    water, loading, unloading, lighting, power, sanitation,
                    waste removal, entertainment, communications, computers, recreational, window or structural, maintenance, truck or car repair and all other equipment of every kind), restaurant, bar and all other
                    indoor or outdoor furniture (including tables, chairs,
                    booths, serving stands, planters, desks, sofas, racks,
                    shelves, lockers and cabinets), bar equipment, glasses,
                    cutlery, uniforms, linens, memorabilia and other decorative items, furnishings, appliances, supplies,
                    inventory, rugs, carpets and other floor coverings,
                    draperies, drapery rods and brackets, awnings, venetian
                    blinds, partitions, chandeliers and other lighting
                    fixtures, freezers, refrigerators, walk-in coolers,
                    signs (indoor and outdoor), computer systems, cash
                    registers and inventory control systems, and all other
                    apparatus, equipment, furniture, furnishings and articles used in connection with the use or operation
                    of the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be
                    held to exclude any items of property not specifically
                    mentioned (the property referred to in this paragraph (3), including Mortgagor's interest as lessee
                    under any lease of personal property to the extent such
                    lease does not prohibit such grant, being hereinafter
                    called the "Personal Property");

                         (4) all of Mortgagor's right, title and
interest
                    in all general intangibles now owned or hereafter acquired by Mortgagor relating to design, development,
                    operation, management and use of the Premises or the
                    Improvements, all certificates of occupancy, zoning
                    variances, building, use or other permits, approvals,
                    authorizations and consents obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development,
                    use, operation or management of the Premises and Improvements, all construction, service, engineering,
                    consulting, leasing, architectural and other similar
                    contracts concerning the design, construction, management, operation, occupancy and/or use of the
                    Premises and Improvements, all architectural drawings,
                    plans, specifications, soil tests, feasibility studies,
                    appraisals, environmental studies, engineering reports
                    and similar materials relating to any portion of or all
                    of the Premises and Improvements, and all payment and
                    performance bonds or warranties or guarantees relating
                    to the Premises or the Improvements, all to the extent
                    assignable (the "Permits, Plans and Warranties");

                        (5) Mortgagor's interest in and rights under all
                    leases or licenses (under which Mortgagor is landlord
                    or licensor) and subleases (under which Mortgagor is
                    sublandlord), concession, management, mineral or other
                    agreements of a similar kind that permit the use or
                    occupancy of the Premises or the Improvements for any
                    purpose in return for any payment, or the extraction or
                    taking of any gas, oil, water or other minerals from
                    the Premises in return for payment of any fee, rent or
                    royalty (collectively, "Leases"), and all agreements of
                    contracts for the sale or other disposition of all or
                    any part of the Premises or the Improvements, now or
                    hereafter entered into by Mortgagor, together with all
                    charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("Rents");

                         (6) all of Mortgagor's right, title and
interest
                    in and to all real estate tax refunds and all proceeds
                    of the conversion, voluntary or involuntary, of any of
                    the Mortgaged Property into cash or liquidated claims,
                    including Proceeds of insurance maintained by the Mortgagor and condemnation awards, any awards which may
                    become due by reason of the taking by eminent domain or
                    any transfer in lieu thereof of the whole or any part
                    of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade
                    of streets ("Proceeds"), together with any and all
                    moneys now or hereafter on deposit for the payment of
                    real estate taxes or assessments levied against the
                    Mortgaged Property, unearned premiums on policies of
                    fire and other insurance maintained by the Mortgagor
                    covering any interest in the Mortgaged Property or
                    required by the Credit Agreement; and

                         (7) all right, title and interest of the
Mortgagor
                    in and to all extensions, improvements,
betterments,
                    renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the
Premises,
                    the Improvements, the Personal Property, the Permits,
                    Plans and Warranties and the Leases, hereinafter acquired by or released to the Mortgagor or constructed, assembled or placed by the Mortgagor on
                    the Land, the Premises or the Improvements, and all
                    conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as
                    the case may be, and in each such case, without any
                    further mortgage, deed of trust, conveyance, assignment
                    or other act by the Mortgagor, all of which shall become subject to the lien of this Mortgage as fully
                    and completely, and with the same effect, as though now
                    owned by the Mortgagor and specifically described herein.

                         TO HAVE AND TO HOLD by Mortgagee and its
               successors and assigns forever, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancellation as provided in Section
3.05.


                                         ARTICLE I
                    Representations, Warranties and Covenants of
Mortgagor

                         Mortgagor agrees, covenants, represents
and/or
               warrants as follows:

                         SECTION 1.01.  Title.  (a)  Mortgagor has
good and
               marketable title to a fee estate in the Land and Improvements subject to no lien, charge or encumbrance except for, and this Mortgage is and will remain a valid and
               enforceable first and prior lien on the Premises, Improvements and the Rents subject only to, in each case,
               Liens permitted by Section 7.02 of the Credit
Agreement and
               the exceptions and encumbrances referred to in
Schedule A
               annexed hereto (collectively, the "Permitted
Encumbrances").
                         (b)  Mortgagor has good and marketable title
to
               all the Personal Property subject to no lien, charge
or
               encumbrance other than this Mortgage and those allowed
under
               Section 7.02 of the Credit Agreement.  The Personal
Property
               is not and will not become the subject matter of any
lease
               or other arrangement that is not allowed under Section
7.02
               of the Credit Agreement, whereby the ownership of any Personal Property will be held by any person or entity other
               than Mortgagor; except as expressly permitted by
               Section 7.05 of the Credit Agreement, none of the Personal
               Property will be removed from the Premises or the Improvements unless the same is no longer needed for the
               continued operation of the Premises and the Improvements as currently operated (or as then operated, to the extent that any change from the current manner of operation was permitted by the Credit Agreement) or is replaced by other
               Personal Property of substantially equal or greater utility and value; and, except as expressly permitted by
               Section 7.05 of the Credit Agreement, Mortgagor will not
               create or cause to be created (other than those allowed
               under Section 7.02 of the Credit Agreement) any security
               interest covering any of the Personal Property that Mortgagor owns other than the security interest in the Personal Property created in favor of Mortgagee by this
               Mortgage or any other agreement collateral hereto.

                         (c)  All easement agreements, covenant or
               restrictive agreements, supplemental agreements and any
               other instruments hereinabove referred to and mortgaged
               hereby are and will remain valid, subsisting and in full
               force and effect, unless the failure to remain valid, subsisting and in full force and effect, individually or in
               the aggregate, would not have a material adverse effect on the Mortgaged Property, and Mortgagor is not in default
               thereunder and has fully performed the material terms thereof required to be performed through the date hereof,
               and has no knowledge of any default thereunder or failure to fully perform the terms thereof by any other party, nor of the occurrence of any event which after notice or the passage of time or both will constitute a default thereunder, unless the default thereunder by Mortgagor or by
               any other party, individually or in the aggregate, would not have a material adverse effect on the Mortgaged
Property.

                         (d)  Mortgagor has good and lawful right and
full
               power and authority to mortgage or grant a security interest in the Mortgaged Property. Mortgagor will forever warrant
               and defend its title to the Mortgaged Property, the rights of Mortgagee therein under this Mortgage and the validity
               and priority of the lien of this Mortgage thereon against
               the claims of all persons and parties except those having
               rights under Permitted Encumbrances to the extent of those rights and those having rights under any exception or matter permitted by Section 7.02 of the Credit Agreement.
                         (e)  This Mortgage, when duly recorded in
the
               appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid, perfected and enforceable lien upon and security
               interest in all the Mortgaged Property and there will be no defenses or offsets to this Mortgage or to any of the Obligations secured hereby, (i) except as the enforcement
               thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) subject to general principles of equity.

                         SECTION 1.02.  Credit Agreement; Certain
Amounts.
               (a) This Mortgage is given pursuant to the Credit Agreement. Each and every term and provision of the
Credit
               Agreement, including the rights, remedies, obligations,
               covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall
               be considered as if a part of this Mortgage.

                         (b)  If any remedy or right of Mortgagee
pursuant
               hereto is acted upon by Mortgagee or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which
Mortgagee
               is made a party and is obliged to defend or uphold or enforce this Mortgage or the rights of Mortgagee hereunder
               or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Mortgaged Property, Mortgagor
               will pay all sums, including reasonable attorneys' fees and disbursements, incurred by Mortgagee related to the exercise of any remedy or right of Mortgagee pursuant hereto or for the expense of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the Default Rate, and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the
               Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching or accruing subsequent to the recording of this Mortgage and shall be
               secured by this Mortgage to the extent permitted by law.

                         (c)  Any payment of amounts due under this
               Mortgage not made on or before the due date for such payments shall accrue interest daily without notice from the
               due date until paid at the Default Rate, and such interest at the Default Rate shall be immediately due upon demand by
               Mortgagee.

                         SECTION 1.03.  Payment of Taxes, Liens and
               Charges.  (a)  Except as may be permitted by Section
6.03 of
               the Credit Agreement, Mortgagor will pay and discharge from time to time when the same shall become due and payable, and before any interest or penalty accrues thereon or attaches thereto, all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents, all vault charges, and all other public charges, and all service charges, common area charges, private maintenance charges, utility charges and
               all other private charges, whether of a like or different
               nature, imposed upon or assessed against the Mortgaged Property or any part thereof or upon the Rents from the
               Mortgaged Property or arising in respect of the occupancy, use or possession thereof. At Mortgagee's option, Mortgagee may require Mortgagor to contract with a tax service firm to provide to Mortgagee on or about the same times each year, receipts evidencing the payment of all such taxes, assessments, levies, fees and other public charges imposed
               upon or assessed against the Mortgaged Property or may provide such information to Mortgagee from internal sources.

                         (b)  In the event of the passage of any
state,
               Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof (i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or
               modifying the laws now in force governing the taxation of
               this Mortgage or debts secured by mortgages (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Mortgagee, either directly or indirectly, on this Mortgage, the Notes or any of the Loan
Documents or
               to require an amount of taxes to be withheld or deducted
               therefrom, Mortgagor will promptly notify Mortgagee of such event. In such event Mortgagor shall (i) agree to enter
               into such further instruments, including but not limited to new notes to be issued in exchange for the Notes theretofore issued, as may be reasonably necessary or desirable to obligate Mortgagor to make any applicable additional payments, and (ii) Mortgagor shall make such additional
               payments under the Notes. If Mortgagor is not permitted by law to do that which is required by the preceding sentence,
               Mortgagor shall be required to do so to the extent there are unencumbered assets of Mortgagor to substitute collateral
               for the Mortgaged Property which is of equivalent value upon notice from Mortgagee promptly after such determination is reached.
                         (c)  At any time that an Event of Default
shall
               occur hereunder, or if required by any law applicable to
               Mortgagor or to Mortgagee, Mortgagee shall have the right to direct Mortgagor to make an initial deposit on account of
               real estate taxes and assessments, insurance premiums and
               common area charges, levied against or payable in respect of the Mortgaged Property in advance and thereafter semiannually, each such deposit to be equal to one-half of
               any such annual charges reasonably estimated by Mortgagee in order to accumulate with Mortgagee sufficient funds to pay such taxes, assessments, insurance premiums and charges.

                         SECTION 1.04.  Payment of Closing Costs.
               Mortgagor shall pay all reasonable costs in connection with, relating to or arising out of the preparation, execution and recording of this Mortgage, including title company premiums and charges for a customary loan policy with such endorsements as may be reasonably requested by
Mortgagee,
               inspection costs, survey costs, recording fees and taxes,
               attorneys', engineers', appraisers' and consultants' fees
               and disbursements and all other similar expenses of every
               kind.

                         SECTION 1.05.  Alterations and Waste; Plans.

               (a) No Improvements will be materially altered or demolished or removed in whole or in part by Mortgagor except as provided by Section 1.05(c) hereof.
Mortgagor
               will not commit any waste on the Mortgaged Property or make any alteration to, or change in the use of, the Mortgaged
               Property which will diminish the fair market value thereof or materially increase any ordinary fire or other hazard
               arising out of construction or operation, but in no event
               shall any such alteration or change be contrary to the terms of any insurance policy required to be kept pursuant to
               Section 1.06.  Mortgagor will maintain and operate,
the
               Improvements and Personal Property in good repair, working order and condition, reasonable wear and tear excepted.

                         (b)  Mortgagor shall maintain a complete set
of
               final plans, specifications, blueprints and drawings for the
               Mortgaged Property currently in possession of Mortgagor
               either at the Mortgaged Property or in a particular office at the headquarters of Mortgagor to which Mortgagee shall
               have access upon reasonable advance notice.

                         (c)  Mortgagor shall in connection with any
lease
               or sublease permitted by Section 7.05(j) of the Credit Agreement have the right to alter the Mortgaged
Property for
               purposes of performing reasonable improvements in connection with such lease or sublease.

                         SECTION 1.06.  Insurance.  Mortgagor will
(a) keep
               the Mortgaged Property (including improvements and Personal
               Property (each as defined in the Mortgage)) insured at all times by financially sound and reputable insurers against
               loss by fire, casualty and such other hazards as may be
               afforded by an "all risk" policy or a fire policy covering
               "special" causes of loss, including building ordinance law endorsements; cause all such policies to be endorsed or
               otherwise amended to include a "standard" or "New
York"
               lender's loss payable endorsement, in form and substance
               reasonably satisfactory to the Collateral Agent, which endorsement shall provide that, from and after the Restatement Date, the insurance carrier subject to the provisions of Sections 1.07 and 1.08 hereof, shall pay all
               proceeds otherwise payable to the Mortgagor under such policies directly to the Collateral Agent; cause all such
               policies to provide that neither the Mortgagor, the Collateral Agent nor any other party shall be a coinsurer
               thereunder and to contain a "Replacement Cost
Endorsement",
               without any deduction for depreciation, and such other provisions as the Collateral Agent may reasonably require
               from time to time to protect its interest; provided, however, that if additional coverage is required,
Mortgagor
               will obtain such coverage only if such coverage is
               (i) customarily maintained by others in the same or similar business in the geographic region of the Mortgaged
Property,
               and (ii) available at commercially reasonable rates
(if
               available to Mortgagor); deliver, original or certified
               copies of all such policies to the Collateral Agent confirming that the terms of such policy are in compliance
               with the provisions of this Section 1.06; cause each such
               policy to provide that it shall not be canceled, modified or not renewed for any reason upon not less than 30 days' prior written notice thereof by insurer to the Collateral
Agent;
               deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent), together with evidence reasonably satisfactory to the Collateral Agent of timely payment of
               the premium therefor promptly after making such payment.

                         (b)  If at any time the area in which the
Premises
               (as defined in the Mortgage) are located is designated a
               "flood hazard area" in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, obtain
               flood insurance in such total amount as the Collateral
Agent
               may from time to time reasonably require, and otherwise
               comply with the National Flood Insurance Program as set
               forth in said Flood Disaster Protection Act of 1973, as it may be amended from time to time.

                         (c)  With respect to any Mortgaged Property,
carry
               and maintain comprehensive general liability insurance including the "broad form endorsement" and coverage on an
               occurrence basis against claims made for personal injury
               (including bodily injury, death and property damage) and
               umbrella liability insurance against any and all claims, in no event for a combined single limit of less than $5,000,000, naming the Collateral Agent as an additional
               insured, on forms reasonably satisfactory to the Collateral
               Agent.

                         (d)  Notify the Collateral Agent immediately
               whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be
               maintained under this Section 1.06 is taken out by the Mortgagor; and promptly deliver to the Collateral
Agent a
               duplicate original copy of such policy or policies.
                         SECTION 1.07.  Casualty; Restoration of
Casualty
               Damage. Notwithstanding any other provisions of this Mortgage or the other Loan Documents, the Collateral
Agent
               is authorized, at its option, to collect and receive, all
               insurance Proceeds, damages, claims and rights of action and the right thereto under any insurance policies with respect to a casualty relating to any portion of the Mortgaged Property; provided, however, that if the Collateral
Agent
               shall determine, in its sole and reasonable discretion, that
               (a) no Prepayment Event has occurred and (b) if no Event of
               Default has occurred, then in such event, the Collateral
               Agent shall direct the insurance carrier to pay such proceeds directly to the Mortgagor. Mortgagor agrees to
               notify the Collateral Agent, in writing, in reasonable detail of any casualty to the Mortgaged Property, promptly
               after the Mortgagor obtains notice of any casualty to all or any portion of the Mortgaged Property.

                         SECTION 1.08.  Condemnation/Eminent Domain.
               Mortgagor will notify the Collateral Agent immediately upon obtaining notice of the institution, or the proposed, contemplated or threatened institution, of any action
or
               proceeding for the taking of the Mortgaged Property, for
               public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation
               proceeding, or in any other manner (a "Condemnation").
The
               Collateral Agent is authorized, at its option, to collect
               and receive, all Proceeds of any such Condemnation; provided, however, that if the Collateral Agent shall determine, in its sole and reasonable discretion, that
               (a) no Prepayment Event has occurred and (b) if no Event of
               Default has occurred, then in such event, the Collateral
               Agent shall direct the governmental authority to pay such
               proceeds directly to the Mortgagor.

                         SECTION 1.09.  Assignment of Leases and
               Rents. (a) Mortgagor hereby irrevocably and absolutely
               grants, transfers and assigns all of its right title and
               interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Mortgagor of the obligations.
               Mortgagor has not assigned or executed any assignment of,
               and will not assign or execute any assignment of, any other
               Lease or their respective Rents to anyone other than Mortgagee.

                         (b)  (i)  Without Mortgagee's prior written
               consent, Mortgagor will not (A) modify, amend, terminate or consent to the cancellation or surrender of any lease if
               such modification, amendment, termination or consent would, in the reasonable judgment of the Mortgagee, be adverse in any material respect to the Lenders, the value of the Mortgaged Property or the lien created by this
Mortgage or
               (B) consent to an assignment of a tenant's interest in any
               Lease or to a subletting thereof covering a material portion of the Mortgaged Property unless such assignment or sublease conforms with Section 7.05 of the Credit Agreement.
                                                 (ii)  If requested
by
Mortgagor, Mortgagee shall
               execute and deliver to Mortgagor's tenant a nondisturbance attornment and recognition agreement in form and substance satisfactory to Mortgagee.

                         (c)  Subject to Section 1.09(d) below,
Mortgagor
               has assigned and transferred to Mortgagee all of Mortgagor's right, title and interest in and to the Rents now or hereafter arising from Leases heretofore or hereafter made
               or agreed to by Mortgagor, it being intended that this assignment establish, subject to Section 1.09(d)
below, an
               absolute transfer and assignment of all Rents and all Leases to Mortgagee and not merely to grant a security interest
               therein. Subject to Section 1.09(d) below, Mortgagee may in
               Mortgagor's name and stead (with or without first taking
               possession of any of the Mortgaged Property personally or by receiver as provided herein) operate the Mortgaged
Property
               and rent, lease or let all or any portion of any of the
               Mortgaged Property to any party or parties at such rental
               and upon such terms as Mortgagee shall, in its sole discretion, determine, and may collect and have the benefit
               of all of said Rents arising from or accruing at any time
               thereafter or that may thereafter become due under any Lease.

                         (d)  Until an Event of Default occurs or
after an
               Event of Default has occurred but is no longer continuing,
               Mortgagee will not exercise any of its rights under
               Section 1.09(c) above, and Mortgagor shall receive and collect the Rents accruing under any Lease; but after the
               happening of any Event of Default (but only while such Event of Default continues), Mortgagee may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees
or
               attorneys for such purpose and for the operation and maintenance thereof. Upon the happening of an Event of
               Default, Mortgagor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the
               interest of any tenant under any Lease, respectively, to
               rely upon any notice of a claimed Event of Default sent by
               Mortgagee to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to Mortgagee without any obligation or right to inquire as to
               whether an Event of Default actually exists and even if some notice to the contrary is received from the Mortgagor, who shall have no right or claim against any such tenant or
               successor in interest for any such Rents so paid to Mortgagee. Each tenant or any of such tenant's successors
               in interest from whom Mortgagee or any officer, agent, attorney or employee of Mortgagee shall have collected any
               Rents, shall be authorized to pay Rents to Mortgagor only
               after such tenant or any of such tenant's successors in
               interest shall have received written notice from Mortgagee that the Event of Default is no longer continuing, which
               notice Mortgagee shall be obligated to give if Mortgagee
               determines in its reasonable discretion such Event of Default is no longer continuing, unless and until a further
               notice of an Event of Default is given by Mortgagee to such tenant or any of such tenant's successors in interest.

                         (e)  Mortgagee will not become a mortgagee
in
               possession so long as it does not enter or take actual possession of the Mortgaged Property. In addition, Mortgagee shall not be responsible or liable for performing
               any of the obligations of the landlord under any Lease, for any waste by any tenants, or others, for any dangerous or
               defective conditions of any of the Mortgaged Property, for negligence in the management, upkeep, repair or control of any of the Mortgaged Property or any other act or omission by any other person.

                         (f)  Mortgagor shall furnish to Mortgagee,
within
               30 days after a request by Mortgagee to do so, a written
               statement containing the names of all tenants, subtenants
               and concessionaires of the Premises or Improvements, the
               terms of any Lease, the space occupied and the rentals or
               license fees payable thereunder.

                         SECTION 1.10.  Restrictions on Transfers and
               Encumbrances. Except as permitted hereby or by the Credit
               Agreement, Mortgagor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create,
               consent to or suffer the creation of any lien, charges or
               any form of encumbrance upon any interest in or any part of the Mortgaged Property, or be divested of its title to the
               Mortgaged Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a taking), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof; provided, however, that
               Mortgagor may in the ordinary course of business within
               reasonable commercial standards, enter into easement or
               covenant agreements which relate to and/or benefit the operation of the Mortgaged Property or which do not materially or adversely affect the use and operation of the
               same (except for customary utility easements which service the Mortgaged Property).

                         SECTION 1.11.  Security Agreement.  This
Mortgage
               is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute
               and serve as a "Security Agreement" within the meaning of
               the uniform commercial code as adopted in the state wherein the Premises are located. Mortgagor has hereby granted unto
               Mortgagee a security interest in and to all the Mortgaged
               Property described in this Mortgage that is not real property, and simultaneously with the recording of this
               Mortgage, Mortgagor has filed or will file UCC financing
               statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security
               interest granted by this Mortgage in all the Mortgaged Property that is not real property. Mortgagor hereby appoints Mortgagee as its true and lawful attorney-in-fact
               and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to execute any document and to
               file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing requisite and necessary to be done to perfect the
               security interest contemplated by the preceding sentence.
               Mortgagee shall have all rights with respect to the part of the Mortgaged Property that is the subject of a security
               interest afforded by the uniform commercial code as adopted in the state wherein the Premises are located in addition
               to, but not in limitation of, the other rights afforded
               Mortgagee hereunder.

                         SECTION 1.12.  Filing and Recording.
Mortgagor
               will cause this Mortgage, any other security instrument
               creating a security interest in or evidencing the lien hereof upon the Mortgaged Property and each instrument of
               further assurance to be filed, registered or recorded in
               such manner and in such places as may be required by any
               present or future law in order to publish notice of and
               fully to protect the lien hereof upon, and the security
               interest of Mortgagee in, the Mortgaged Property.
Mortgagor
               will pay all filing, registration or recording fees, and all expenses incidental to the execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Personal
Property,
               and any instrument of further assurance and all Federal,
               state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with
               the execution, delivery and recording of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Personal Property or any instrument of further assurance.

                         SECTION 1.13.  Further Assurances.  Upon
demand by
               Mortgagee, Mortgagor will, at the cost of Mortgagor and
               without expense to Mortgagee, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and
               assurances as Mortgagee shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and
               rights hereby conveyed or assigned or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to
Mortgagee, or
               for carrying out the intention or facilitating the performance of the terms of this Mortgage, or for filing,
               registering or recording this Mortgage, and on demand, Mortgagor will also execute and deliver and hereby appoints
               Mortgagee as its true and lawful attorney-in-fact and agent for Mortgagor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may
               lawfully do so, one or more financing statements, chattel
               mortgages or comparable security instruments reasonably
               requested by Mortgagee to evidence more effectively the lien hereof upon the Personal Property and to perform each and
               every act and thing requisite and necessary to be done to
               accomplish the same.

                         SECTION 1.14.  Additions to Mortgaged
Property.
               All right, title and interest of Mortgagor in and to all
               extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Mortgaged Property hereafter acquired by or released to
               Mortgagor or constructed, assembled or placed by Mortgagor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment
or
               other act by Mortgagor, shall become subject to the lien and security interest of this Mortgage as fully and completely and with the same effect as though now owned by Mortgagor
               and specifically described in the grant of the Mortgaged
               Property above, but at any and all times Mortgagor will
               execute and deliver to Mortgagee any and all such further
               assurances, mortgages, conveyances or assignments thereof as
               Mortgagee may reasonably require for the purpose of expressly and specifically subjecting the same to the lien
               and security interest of this Mortgage.
                         SECTION 1.15.  No Claims Against Mortgagee.
               Nothing contained in this Mortgage shall constitute any
               consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of
               any materials or other property in respect of the Mortgaged
               Property or any part thereof, nor as giving Mortgagor any
               right, power or authority to contract for or permit the
               performance of any labor or services or the furnishing of
               any materials or other property in such fashion as would
               permit the making of any claim against Mortgagee in respect thereof.

                                      ARTICLE II
                                  Defaults and Remedies

                         SECTION 2.01.  Events of Default.  It shall
be an
               Event of Default under this Mortgage if any Event of Default
               (as therein defined) shall exist pursuant to (a) the Credit
               Agreement or (b) any Other Mortgage. Notwithstanding the
               provisions of Article VIII, Section (e), of the Credit Agreement, if Mortgagor shall default in the observance or
               performance of any covenant, condition or agreement expressly set forth in this Mortgage and the subject matter
               of any such covenant, condition or agreement is not otherwise set forth in the Credit Agreement or any other
               Loan Document, and Mortgagor's default in its observance or performance of such covenant, condition or agreement
(a) is
               not susceptible of cure by the payment of money or (b) could not, if left uncured, have a material adverse effect on the
               Mortgaged Property, then in such case an Event of Default
               shall not occur until such default shall continue unremedied for a period of 30 days after written notice thereof from
               Mortgagee; provided, however, that, in the case of any such default described in clause (a) or (b) above, which cannot with the exercise by the Mortgagor of due diligence be cured within such 30-day period, the period within which such
               default may be cured may be extended for up to an additional
               90 days, so long as Mortgagor shall have promptly commenced to cure the same during its initial 30-day cure period and thereafter continuously prosecutes the curing thereof with diligence.

                         SECTION 2.02.  Demand for Payment.  If an
Event of
               Default as set forth herein shall occur and be continuing, then, upon written demand of Mortgagee, Mortgagor will pay to Mortgagee upon demand all amounts due hereunder and such further amounts as shall be incurred to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Mortgagee. In case
               Mortgagor shall fail forthwith to pay such amounts or any
               amounts due under any other Section of this Mortgage upon
               Mortgagee's demand, Mortgagee shall be entitled and empowered to institute an action or proceedings at law or in
               equity as advised by counsel for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such
               judgment or final decree against Mortgagor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

                         SECTION 2.03.  Rights To Take Possession,
Operate
               and Apply Revenues. (a) If an Event of Default shall occur and be continuing, Mortgagor shall, upon demand of Mortgagee, forthwith surrender to Mortgagee actual possession of the Mortgaged Property and, if and to the
               extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may then enter
and
               take possession of all the Mortgaged Property without the
               appointment of a receiver or an application therefor, exclude Mortgagor and its agents and employees wholly therefrom, and have access (with Mortgagor) to the books,
               papers and accounts of Mortgagor.

                         (b)  If Mortgagor shall for any reason fail
to
               surrender or deliver the Mortgaged Property or any part
               thereof after such demand by Mortgagee, Mortgagee may obtain a judgment or decree conferring upon Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of the Mortgaged Property to
Mortgagee,
               to the entry of which judgment or decree Mortgagor hereby
               specifically consents. Mortgagor will pay to Mortgagee,
               upon demand, all expenses of obtaining such judgment or
               decree, including compensation to Mortgagee's attorneys and agents with interest thereon at the Default Rate; and all
               such expenses and compensation shall, until paid, be secured by this Mortgage.

                         (c)  Upon every such entry or taking of
               possession, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property, conduct the business
               thereof and, from time to time, (i) make all necessary,
               proper and reasonable maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire
               additional fixtures, personalty and other property,
               (iii) insure or keep the Mortgaged Property insured,
               (iv) manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor to the same extent as
               Mortgagor could in its own name or otherwise with respect to the same or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Mortgagee, all as may from time to time be
               directed or determined by Mortgagee to be in its best interest and Mortgagor hereby appoints Mortgagee as its true
               and lawful attorney-in-fact and agent, for Mortgagor and in its name, place and stead, in any and all capacities, to
               perform any of the foregoing acts. Mortgagee may collect
               and receive all the Rents, issues, profits and revenues from the Mortgaged Property, including those past-due as well as those accruing thereafter, and, after deducting (i) all
               expenses of taking, holding, managing and operating the
               Mortgaged Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements,
               additions, betterments, improvements, purchases and acquisitions, (iii) the costs of insurance, (iv) such taxes,
               assessments and other similar charges as Mortgagee may at
               its option pay, (v) other proper charges upon the Mortgaged
               Property or any part thereof and (vi) the reasonable compensation, expenses and disbursements of the attorneys
               and agents of Mortgagee, Mortgagee shall apply the remainder of the moneys and proceeds so received first to the payment of the Mortgagee for the payment in full of Indebtedness and satisfaction of the Obligations, and second, if there is any surplus, to Mortgagor, subject to the entitlement of others thereto under applicable law.

                         (d)  Whenever, before any sale of the
Mortgaged
               Property under Section 2.06, all Obligations which are then due shall have been paid and all Events of Default fully
               cured, Mortgagee will surrender possession of the Mortgaged
               Property back to Mortgagor, its successors or assigns.
The
               same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.
                         SECTION 2.04.  Right To Cure Mortgagor's
Failure
               To Perform. Prior to the occurrence of an Event of Default upon five business days' written notice to Mortgagor
(except
               in the case of an emergency), or after the occurrence of an
               Event of Default at any time and without notice, should
               Mortgagor fail in the payment, performance or observance of any term, covenant or condition required by this Mortgage or the Credit Agreement (with respect to the Mortgaged Property), Mortgagee may pay, perform or observe the same,
               and all payments made or costs or expenses incurred by Mortgagee in connection therewith shall be secured hereby
               and shall be, without demand, immediately repaid by Mortgagor to Mortgagee with interest thereon at the
Default
               Rate. Mortgagee shall make reasonable judgment as to the
               necessity for any such actions and of the amounts to be
               paid. Subject to the notice provisions of the first sentence of this Section 2.04, Mortgagee is hereby empowered
               to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation so to perform or
               observe and without thereby becoming liable to Mortgagor, to any person in possession holding under Mortgagor or to any other person.

                         SECTION 2.05.  Right to a Receiver.  If an
Event
               of Default shall occur and be continuing, Mortgagee, upon
               application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the
Mortgaged
               Property and to collect and apply the Rents. The receiver
               shall have all of the rights and powers permitted under the laws of the state wherein the Mortgaged Property is located.
               Mortgagor will pay to Mortgagee upon demand all reasonable amounts of expenses, including receiver's fees, attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section
2.05;
               and all such expenses shall be secured by this Mortgage and shall be, without demand, immediately repaid by Mortgagor to
               Mortgagee with interest thereon at the Default Rate.

                         SECTION 2.06.  Foreclosure and Sale.  (a)
If an
               Event of Default shall occur and be continuing, Mortgagee
               may elect to sell the Mortgaged Property or any part of the
               Mortgaged Property by exercise of the power of foreclosure or of sale granted to Mortgagee by applicable law or this
               Mortgage. In such case, Mortgagee may commence a civil
               action to foreclose this Mortgage, or it may proceed and
               sell the Mortgaged Property to satisfy any obligation.

               Mortgagee or an officer appointed by a judgment of foreclosure to sell the Mortgaged Property may sell all or
               such parts of the Mortgaged Property as may be chosen by
               Mortgagee at the time and place of sale fixed by it in a
               notice of sale, either as a whole or in separate lots, parcels or items as Mortgagee shall deem expedient, and in
               such order as it may determine, at public auction to the
               highest bidder. Mortgagee or an officer appointed by a
               judgment of foreclosure to sell the Mortgaged Property may postpone any foreclosure or other sale of all or any portion of the Mortgaged Property by public announcement at such
               time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently
               noticed sale. Without further notice, Mortgagee or an officer appointed to sell the Mortgaged Property may make
               such sale at the time fixed by the last postponement, or
               may, in its discretion, give a new notice of sale.
Any
               person, including Mortgagor or Mortgagee or any designee or affiliate thereof, may purchase at such sale.

                         (b)  The Mortgaged Property may be sold
subject to
               unpaid taxes and Permitted Encumbrances, and after deducting all costs, fees and expenses of Mortgagee, including costs of evidence of title in connection with the sale, Mortgagee or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08 hereof.
                         (c)  Any foreclosure or other sale of less
than
               the whole of the Mortgaged Property or any defective or
               irregular sale made hereunder shall not exhaust the power of foreclosure provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Mortgaged Property has been sold.

                         (d)  Mortgagor waives, to the extent not
               prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted providing for any appraisement before sale of any portion of the
Mortgaged
               Property, (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement or the collection of amounts due under any of the Obligations or creating or extending a period of
               redemption from any sale made in collecting said debt or any other amounts due Mortgagee, (iii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, or
               sale of the Mortgaged Property as separate tracts, units or estates or as a single parcel in the event of foreclosure
               and (iv) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Obligations and marshalling in the event of foreclosure of this Mortgage.

                         (e)  If an Event of Default shall occur and
be
               continuing, Mortgagee may instead of, or in addition to,
               exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the terms of
               the Loan Documents or the performance of any term, covenant, condition or agreement of this Mortgage or any other right or (ii) to pursue any other remedy available to it, all as
               Mortgagee shall determine most effectual for such purposes.

                         SECTION 2.07.  Other Remedies.  (a)  In case
an
               Event of Default shall occur and be continuing, Mortgagee
               may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under
               the uniform commercial code of the State wherein the Premises are located, including, to the extent not prohibited by applicable law, the following:

                         (i)  Either personally or by means of a
court-
                    appointed receiver, to take possession of all or any of
                    the Personal Property and exclude therefrom
Mortgagor
                    and all others claiming under Mortgagor, and thereafter
                    to hold, store, use, operate, manage, maintain and
                    control, make repairs, replacements, alterations, additions and improvements to and exercise all rights
                    and powers of Mortgagor with respect to the Personal
                    Property or any part thereof.
                                                 (ii)  To make such
payments
and do such acts as
                    Mortgagee may deem necessary to protect its security
                    interest in the Personal Property including paying,
                    purchasing, contesting or compromising any encumbrance,
                    charge or lien which is prior or superior to the security interest granted hereunder, and, in exercising
                    any such powers or authority, paying all expenses incurred in connection therewith.
                                                (iii)  To assemble
the
Personal Property or any
                    portion thereof at a place designated by Mortgagee and
                    reasonably convenient to both parties, to demand prompt
                    delivery of the Personal Property to Mortgagee or an
                    agent or representative designated by it, and to enter
                    upon any or all of the Premises or Improvements to
                    exercise Mortgagee's rights hereunder.
                         (iv)  To sell or otherwise dispose of or
purchase
                    the Personal Property at public sale, with or without
                    having the Personal Property at the place of sale, upon
                    such terms and in such manner as Mortgagee may determine, after Mortgagee shall have given
Mortgagor
                    at least 10 days' prior written notice of the time and
                    place of any public sale or other intended disposition
                    of the Personal Property by mailing a copy to Mortgagor
                    at the address set forth in Section 3.02.

                         (b)  In connection with a sale of the
Mortgaged
               Property or any Personal Property and the application of the proceeds of sale as provided in Section 2.08 of this Mortgage, Mortgagee shall be entitled to enforce payment of
               and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due
               under this Mortgage, and to recover a deficiency judgment
               for any portion of the aggregate principal amount of the
               Obligations remaining unpaid, with interest.

                         SECTION 2.08.  Application of Sale Proceeds
and
               Rents. After any foreclosure sale of all or any of the
               Mortgaged Property, Mortgagee shall receive the proceeds of sale, no purchaser shall be required to see to the application of the proceeds and Mortgagee shall apply the
               proceeds of the sale together with any Rents that may have been collected and any other sums which then may be held by
               Mortgagee under this Mortgage as follows:

                         First:  to the payment of the costs and
expenses
                    of such sale, including compensation to
Mortgagee's
                    attorneys and agents, and of any judicial proceedings
                    wherein the same may be made, and of all expenses,
                    liabilities and advances made or incurred by Mortgagee
                    under this Mortgage, together with interest at the
                    Default Rate on all advances made by Mortgagee, including all taxes or assessments (except any taxes,
                    assessments or other charges subject to which the Mortgaged Property shall have been sold) and the cost
                    of removing any Permitted Encumbrance (except any Permitted Encumbrance subject to which the
Mortgaged
                    Property was sold);

                         Second:  to the payment in full of the
Obligations
                    owed to the Lenders, the Swingline Lenders and
the
                    Fronting Banks in respect of the Loans and the Swingline Loans made by them and outstanding and the
                    amounts owing in respect of any LC Disbursement
of BA
                    Disbursement or under any Rate Protection
Agreement
                    entered into with any Lender pursuant to Section
6.11
                    of the Credit Agreement, pro rata as among the Lenders,
                    the Swingline Lenders and the Fronting Banks in accordance with the amount of such Obligations owed to
                    them;
                         Third:  to the payment and discharge in full
of
                    the Obligations (other than those referred to above)
                    pro rata as among the Secured Parties in accordance
                    with the amount of such Obligations owed to them;
and

                         Fourth:  to the Mortgagor, its successors or
                    assigns, or as a court of competent jurisdiction may
                    otherwise direct.

               The Mortgagee shall promptly make application of any such
               proceeds, moneys or balances in accordance with this Mortgage. Upon any sale of the Mortgaged Property by Mortgagee (including pursuant to a power of sale granted by
               statute or under a judicial proceeding), the receipt of
               Mortgagee or of the officer making the sale shall be a
               sufficient discharge to the purchaser or purchasers of the
               Mortgaged Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Mortgagee or such officer or be answerable in any way for the misapplication thereof.

                         SECTION 2.09.  Mortgagor as Tenant Holding
Over.
               If Mortgagor remains in possession of any of the Mortgaged
               Property after any foreclosure sale by Mortgagee, at Mortgagee's election Mortgagor shall be deemed a tenant
               holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

                         SECTION 2.10.  Waiver of Appraisement,
Valuation,
               Stay, Extension and Redemption Laws. (a) Mortgagor will
               not object to any sale of the Mortgaged Property in its
               entirety pursuant to Section 2.06 and for itself and all who may claim under it, Mortgagor waives, to the extent that it lawfully may, all right to have the Mortgaged Property marshalled or to have the Mortgaged Property sold as separate estates, parcels, tracts or units in the event of
               any foreclosure of this Mortgage.

                         (b)  To the full extent permitted by the law
of
               the state wherein the Mortgaged Property is located or other applicable law, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to
               take advantage of any appraisement, valuation, stay, extension, homestead-exemption or redemption laws now
or
               hereafter in force in order to prevent or hinder the enforcement or foreclosure of this Mortgage, the absolute
               sale of the Mortgaged Property or the final and absolute
               putting of the purchasers into possession thereof immediately after any sale; and Mortgagor, for itself
and
               all who may at any time claim through or under it, hereby
               waives, to the full extent that it may lawfully do so, the benefit of all such laws and any and all right to have the assets covered by the security interest created hereby marshalled upon any foreclosure of this Mortgage.

                         SECTION 2.11.  Discontinuance of
Proceedings.  In
               case Mortgagee shall proceed to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall be discontinued
or
               abandoned for any reason, or shall be determined adversely to Mortgagee, then and in every such case Mortgagor and
               Mortgagee shall be restored to their former positions and
               rights hereunder, and all rights, powers and remedies of
               Mortgagee shall continue as if no such proceeding had been taken.

                         SECTION 2.12.  Suits To Protect the
Mortgaged
               Property. Mortgagee shall have power (a) to institute and
               maintain suits and proceedings to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage, (b) to preserve or protect
               its interest in the Mortgaged Property and in the Rents
               arising therefrom and (c) at its sole cost and expense, to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order
               that may be unconstitutional or otherwise invalid if the
               enforcement of or compliance with such enactment, rule or
               order would impair the security or be prejudicial to the
               interest of Mortgagee hereunder; provided there is no adverse impact on Mortgagor and its interest in the Mortgaged Property.

                         SECTION 2.13.  Filing Proofs of Claim.  In
case of
               any receivership, insolvency, bankruptcy, reorganization,
               arrangement, adjustment, composition or other proceedings
               affecting Mortgagor, Mortgagee shall, to the extent permitted by law, be entitled to file such proofs of claim
               and other documents as may be necessary or advisable in
               order to have the claims of Mortgagee allowed in such proceedings for the Obligations secured by this
Mortgage at
               the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or
               other amounts due or which may become due and payable hereunder after such date.

                         SECTION 2.14.  Possession by Mortgagee.
               Notwithstanding the appointment of any receiver, liquidator or trustee of Mortgagor, any of its property or the Mortgaged Property, Mortgagee shall be entitled, to the
               extent not prohibited by law, to remain in possession and
               control of all parts of the Mortgaged Property now or hereafter granted under this Mortgage to Mortgagee in accordance with the terms hereof and applicable law.

                         SECTION 2.15.  Waiver.  (a)  No delay or
failure
               by Mortgagee to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a
               waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy
               given by this Mortgage to Mortgagee may be exercised from
               time to time and as often as may be deemed expedient by
               Mortgagee. No consent or waiver by Mortgagee to or of any
               breach or default by Mortgagor in the performance of the
               Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other Obligations by Mortgagor hereunder. No failure on the part of
Mortgagee to
               complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Mortgagee of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by
Mortgagor.

                         (b)  Even if Mortgagee (i) grants some
forbearance
               or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the
               payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Loan Documents, (iv) releases a part of the Mortgaged
Property
               from this Mortgage, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Loan Documents, (vi) consents to the filing of a map, plat
or
               replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Mortgagee's lien on the Mortgaged
Property
               hereunder; no such act or omission shall preclude
Mortgagee
               from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default;
               nor, except as otherwise provided in an instrument executed by Mortgagee, shall this Mortgage be altered thereby.
In
               the event of the sale or transfer by operation of law or
               otherwise of all or part of the Mortgaged Property, Mortgagee is hereby authorized and empowered to deal with
               any vendee or transferee with reference to the Mortgaged
               Property secured hereby, or with reference to any of the
               terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original
               parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

                         SECTION 2.16.  Remedies Cumulative.  No
right,
               power or remedy conferred upon or reserved to Mortgagee by this Mortgage is intended to be exclusive of any other right, power or remedy, and each and every such right, power
               and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity
               or by statute.


                                     ARTICLE III
                                    Miscellaneous

                         SECTION 3.01.  Partial Invalidity.  In the
event
               any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or
               unenforceability shall, at the option of Mortgagee, not
               affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or
               unenforceable provision had never been contained herein or therein.

                         SECTION 3.02.  Notices.  All notices to be
sent
               and all documents to be delivered hereunder shall be in
               writing, shall be delivered by hand or overnight courier
               service, mailed or sent by telex, graphic scanning or other telegraphic communications equipment of the sending party
               and shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or
               sent by telex, telecopy or other telegraphic communications equipment of the sender, or on the date five Business
Days
               after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in Section 10.01 of the Credit Agreement or in accordance with the latest unrevoked direction from such party given in accordance with said
               Section 10.01.

                         SECTION 3.03.  Successors and Assigns.  All
of the
               grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted
               successors and assigns of Mortgagor and the successors and assigns of Mortgagee.

                         SECTION 3.04.  Counterparts.  This Mortgage
may be
               executed in any number of counterparts and all such counterparts shall together constitute but one and the same
               mortgage.

                         SECTION 3.05.  Satisfaction and
Cancellation.
               (a)  The conveyance to Mortgagee of the Mortgaged
Property
               as security, created and consummated by this Mortgage, shall be null and void when all the Obligations have been indefeasibly paid in full in accordance with the terms of
               the Loan Documents.

                         (b)  The lien of this conveyance shall be
released
               from the Mortgaged Property pursuant to and in accordance
               with the operative provisions of Section 7.05 of the Credit
               Agreement.

                         (c)  In connection with any termination or
release
               pursuant to paragraph (a) or (b), to the extent applicable, the Mortgage shall be marked "satisfied" by the Mortgagee, and this Mortgage may be canceled of record at the request and at the expense of the Mortgagor. Mortgagee shall execute any documents reasonably requested by
Mortgagor to
               accomplish the foregoing or to accomplish any release contemplated by paragraph (a) or (b) and Mortgagor will pay
               all costs and expenses, including attorneys' fees and disbursements, incurred by Mortgagee in connection with the
               preparation and execution of such documents.

                         SECTION 3.06.  Definitions.  As used in this
               Mortgage, the singular shall include the plural as the context requires and the following words and phrases shall
               have the following meanings: (a) "including" shall mean
               "including but not limited to"; (b) "provisions" shall mean
               "provisions, terms, covenants and/or conditions"; (c)
"lien"
               shall mean "lien, charge, encumbrance, security interest,
               mortgage or deed of trust"; (d) "obligation" shall mean
               "obligation, duty, covenant and/or condition"; and (e)
"any
               of the Mortgaged Property" shall mean "the Mortgaged Property or any part thereof or interest therein".
Any act
               which Mortgagee is permitted to perform hereunder may be
               performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee. Any act which is prohibited to Mortgagor hereunder is also prohibited to all lessees of any of the Mortgaged Property. Each appointment of Mortgagee as attorney-in-fact for
Mortgagor
               under the Mortgage is irrevocable, with power of substitution and coupled with an interest. Subject to the
               applicable provisions hereof, Mortgagee has the right to
               refuse to grant its consent, approval or acceptance or to
               indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

                         SECTION 3.07.  Multisite Real Estate
Transaction.
               Mortgagor acknowledges that this Mortgage is one of a number of Other Mortgages and Security Documents which secure the
               Obligations. Mortgagor agrees that the lien of this Mortgage shall be absolute and unconditional and shall not
               in any manner be affected or impaired by any acts or omissions whatsoever of Mortgagee and, without limiting the
               generality of the foregoing, the lien hereof shall not be
               impaired by any acceptance by the Mortgagee of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Mortgagee to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including the Other Mortgages and other
Security
               Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise,
               settlement, renewal, extension, indulgence, alteration,
               changing, modification or disposition of any of the Obligations secured or of any of the collateral security
               therefor, including the Other Mortgages and other
Security
               Documents or of any guarantee thereof, and Mortgagee may at its discretion foreclose, exercise any power of sale, or
               exercise any other remedy available to it under any or all of the Other Mortgages and other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Mortgagee's rights and remedies under any or all of the Other Mortgages and other
Security
               Documents shall not in any manner impair the indebtedness
               hereby secured or the lien of this Mortgage and any exercise of the rights or remedies of Mortgagee hereunder shall not impair the lien of any of the Other Mortgages and other
               Security Documents or any of Mortgagee's rights and remedies thereunder. The undersigned specifically consents and agrees that Mortgagee may exercise its rights and remedies
               hereunder and under the Other Mortgages and other
Security
               Documents separately or concurrently and in any order that it may deem appropriate and the undersigned waives any rights of subrogation.


                                     ARTICLE IV
                               Particular Provisions

                         This Mortgage is subject to the following
               provisions relating to the particular laws of the state
               wherein the Premises are located:

                         SECTION 4.01.  Applicable Law; Certain
Particular
               Provisions. This Mortgage shall be governed by and construed in accordance with the internal law of the
State
               of New York; provided, however, that the provisions of this
               Mortgage relating to the creation, perfection and enforcement of the lien and security interest created by
               this Mortgage in respect of the Mortgaged Property and the exercise of each remedy provided hereby, including the power of foreclosure or power of sale procedures set forth in this
               Mortgage, shall be governed by and construed in accordance with the internal law of the state where the Mortgaged Property is located, and Mortgagor and Mortgagee will submit
               to jurisdiction and the laying of venue for any suit on this
               Mortgage in such state. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by
               reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Mortgage and the terms and provisions set forth in Appendix A, the terms and provisions set forth in
               Appendix A shall govern and control.

                         IN WITNESS WHEREOF, this Mortgage has been
duly
               authorized and has been executed and delivered to Mortgagee by Mortgagor on the date first written above.

                                                  ECKERD CORPORATION,
a
                                                  Delaware
corporation,

                                                    by

                                                    /s/ Martin W.
Gladysz
                                                    Name:  Martin W.
Gladysz
                                                    Title: Vice
President
               [Corporate Seal]


               WITNESSES

               /s/ Mark C. Brooks
               Name:  Mark C. Brooks


               /s/ Randall L. Nixon
               Name:  Randall L. Nixon



               THE STATE OF NEW YORK

               COUNTY OF NEW YORK

                    The foregoing instrument was acknowledged before me
               this 2nd day of August 1994, by Martin W. Gladysz as
Vice
               President of ECKERD CORPORATION, a Delaware corporation, on behalf of the corporation. He is [ ] personally known to be or [x] produced Florida Dr. Lic. as identification
(check
               one).


                         /s/ Deborah M. Voytovich
                         Name:  Deborah M. Voytovich
                                NOTARY PUBLIC

                         My commission number: 4950596





               APPENDIX A to Mortgage,
               Security Agreement and
               Assignment of Leases
               and Rents


               FLORIDA OVERRIDE PROVISIONS
                         This Appendix A (this "Appendix A") has been
               attached to and shall be deemed incorporated into that certain Mortgage, Security Agreement and Assignment of Leases and Rents (the "Mortgage") dated as of June 14,
1993,
               as amended and restated as of August 3, 1994, by Eckerd
               Corporation, formerly known as Jack Eckerd
Corporation, a
               Delaware corporation (the "Mortgagor"), to Chemical
Bank, as
               Collateral Agent for the secured Parties (in such capacity the "Mortgagee"). As set forth in Section 4.01 of the Mortgage, in the event of any conflict between the terms and
               provisions contained in the body of the Mortgage and the
               terms and provisions set forth in this Appendix A, the terms and provisions set forth in this Appendix A shall govern and control. All references in this Appendix A to Articles and
               Sections shall, unless otherwise provided, refer to Articles and Sections of this Appendix A, and all references to "this
               Mortgage" or similar language shall refer to the Mortgage, as supplemented, and, if applicable, overridden by this
               Appendix A.


                                         ARTICLE I

                    Section 1.01.  Future Advances.  This Mortgage is
also
               intended to be and is a lien and mortgage to secure not only the existing indebtedness secured by the Mortgage, but also and all future advances, whether such advances are obligatory or made at the option of the Lenders under the
               Loan Documents with respect to the Term Loans, or otherwise, as are made within twenty (20) years from the date of this
               Mortgage, to the same extent as if such future advances were made on the date of the execution of this Mortgage, although there may be no advance made at the time of the execution of this Mortgage and although there may be no indebtedness
               secured by the Mortgage outstanding at the time the advances are made. This Mortgage, as to third persons without actual notice thereof, shall be valid as to all indebtedness and
               future advances secured by the Mortgage from the time the
               Mortgage is filed for record as provided by law. The total amount of indebtedness that may be so secured may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed Fourteen Million, Eight Hundred Eighty-six Thousand, Six
Hundred
               Thirty and 00/100 Dollars ($14,886,630.00) plus
interest
               thereon. Any increase in the principal balance of the indebtedness secured by the Mortgage as a result of a disbursement made for the payment of taxes, levies, or insurance, and to the extent provided by law, other sums
               advanced in accordance herewith to protect the security of this Mortgage, or as a result of negative amortization or
               deferred interest, shall be secured by this Mortgage even
               though the resulting increase causes the total indebtedness secured by the Mortgage to exceed Fourteen Million, Eight
               Hundred Eighty-Six Thousand, Six Hundred Thirty and
00/100
               Dollars ($14,886,630.00). Notwithstanding the foregoing,
               the Mortgagee and the Lenders under the Loan Documents shall have such additional protections provided by Section
697.04,
               Florida Statutes (1992), as amended.